UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 1, 2006

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747

(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into A Material Definitive Agreement.
ITEM 8.01. Other Events.
ITEM 9.01 Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.01: EMPLOYMENT AGREEMENT
EX-99.1: PRESS RELEASE

ITEM 1.01. Entry Into A Material Definitive Agreement.
     On May 3, 2006, OSI Pharmaceuticals, Inc. (“OSI”) entered into an Employment Agreement (the “Agreement”) with Paul G. Chaney, Executive Vice President and President of (OSI) Eyetech. A copy of the Agreement is attached hereto as Exhibit 10.01 and is incorporated herein by reference.
ITEM 8.01. Other Events.
     On May 1, 2006, OSI announced the appointment of Paul G. Chaney as Executive Vice President and President of (OSI) Eyetech, and the resignation of David R. Guyer, M.D. as Executive Vice President and Chief Executive Officer of (OSI) Eyetech. A copy of OSI’s press release, dated May 1, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 Exhibits

Exhibit No.	Description
10.01	Employment Agreement, dated May 3, 2006, between OSI Pharmaceuticals, Inc. and Paul G. Chaney.
99.1	Press release, dated May 1, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2006	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.01	Employment Agreement, dated May 3, 2006, between OSI Pharmaceuticals, Inc. and Paul G. Chaney.
99.1	Press release, dated May 1, 2006.